SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              JANUARY 19, 2005
                                                              ----------------


                           WESTELL TECHNOLOGIES, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)


 DELAWARE                            0-27266                    36-3154957
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(State of other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)              Identification No.)


750 NORTH COMMONS DRIVE, AURORA, ILLINOIS                               60504
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (630) 898-2500
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02.                 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 19, 2005, Westell Technologies, Inc., issued a press release setting forth its financial results for the three and nine month periods ending December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         The press release furnished as Exhibit 99.1 contains certain non-GAAP financial measures. These non-GAAP measures are provided to enhance the investors' overall understanding of the Company's current financial performance. Specifically, we believe the non-GAAP financial measures provide useful information to both management and investors by excluding certain items that may not be indicative of our core operating results. We believe these financial measures are useful to investors in understanding certain non-GAAP information used by management in its financial and operational decision-making. These measures should be considered in addition to results prepared in accordance with GAAP, and are not a substitute for, or superior to, GAAP results. The non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

         The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.



 ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

 (c)           Exhibits

99.1 Press release announcing unaudited financial results for the three and nine month periods ending December 31, 2004. (Furnished and not filed with the SEC)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WESTELL TECHNOLOGIES, INC.



Date: January 19, 2005                      By:  /s/ Nicholas C. Hindman
                                                 -------------------------------
                                                 Nicholas C. Hindman
                                                 Senior Vice President and
                                                 Chief Financial Officer



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